UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 10, 2013
ALEXANDRIA REAL ESTATE EQUITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-12993	95-4502084
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

385 East Colorado Boulevard, Suite 299	91101
Pasadena, California
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 578-0777
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N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

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Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 10, 2013, the Board of Directors (the “Board”) of Alexandria Real Estate Equities, Inc. (the “Company”) elected Steven R. Hash as a director of the Company, to serve until the 2014 annual meeting of stockholders of the Company and until his successor is duly elected and qualifies. The Board also appointed Mr. Hash as a member of its Audit Committee and Nominating & Governance Committee and has determined that Mr. Hash is independent in accordance with applicable New York Stock Exchange listing standards and Securities and Exchange Commission rules and is an “audit committee financial expert” within the meaning of the rules of the Securities and Exchange Commission.

Mr. Hash is currently the President and Chief Operating Officer of Renaissance Macro Research, LLC, an equity research and trading firm focused on macro research in the investment strategy, economics and Washington policy sectors, which he co-founded in 2012. Between 1993 and 2012, Mr. Hash held various leadership positions with Lehman Brothers (and its successor, Barclays Capital), including Global Head of Real Estate Investment Banking (2006 to 2012), Chief Operating Officer of Global Investment Banking (2008 to 2011), Director of Global Equity Research (2003 to 2006), Director of U.S. Equity Research (1999 to 2003), and Senior Equity Research Analyst (1993 to 1999). From 1990 to 1993, Mr. Hash held various positions with Oppenheimer & Company’s Equity Research Department, including senior research analyst. He began his career in 1988 as an auditor for the accounting and consulting firm of Arthur Andersen & Co. Mr. Hash received a Bachelor of Arts degree in Business Administration from Loyola University, and a Master of Business Administration degree from the Stern School of Business at New York University.

On his initial election to the Board and pursuant to the terms of the Company’s Amended and Restated 1997 Stock Award and Incentive Plan, Mr. Hash received a grant of 1,000 shares of restricted stock of the Company, which shares vest in full on the second anniversary of the date of grant. Mr. Hash will also generally participate in the compensation arrangements provided to the Company’s independent directors, as described in the Company's Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 19, 2013, under the caption “Director Compensation.”

The press release announcing Mr. Hash’s election as a director of the Company is attached hereto as Exhibit 99.1 and is filed herewith.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits
99.1    Press Release, dated December 16, 2013.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALEXANDRIA REAL ESTATE EQUITIES, INC.
Date:    December 16, 2013            By:    /s/ Dean A. Shigenaga
Dean A. Shigenaga
Chief Financial Officer

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